UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing the amendment of a credit agreement and that the Board has adopted a resolution in terms of section 45(3)(b) of the South African Companies Act authorizing the Company to provide the Security in respect of the CFC Overdraft Facility, which constitutes financial assistance in terms of section 45 of the Act and which financial assistance exceeds one tenth of one percent of the Company’s net worth. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Notice of amendment of a credit agreement and notice of a resolution passed in terms of section 45(5) of the South African Companies Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Vice President and Chief Financial Officer

Date: November 21, 2022

Exhibit 99.1
MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX
NYSE share code: MIXT
ISIN: ZAE000125316
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

NOTICE OF AMENDMENT OF A CREDIT AGREEMENT AND NOTICE IN TERMS OF SECTION 45(5)(a) OF THE COMPANIES ACT 71 OF 2008

Shareholders are advised that on November 15, 2022, the Company concluded a second amendment to the facility letter, dated February 21, 2018 (the “Second Amendment to the Facility Letter”) with Standard Bank of South Africa Limited (the “Bank”) which entitles the Company to utilize a working capital facility up to a maximum amount of R70 million in the form of a customer foreign currency account overdraft facility (the “CFC Overdraft Facility”).

In connection with the Second Amendment to the Facility Letter, the Bank and MiX Telematics concluded the new suretyship agreement, on November 15, 2022, binding MiX Telematics as surety and co-principal debtor in respect of the CFC Overdraft Facility (the “Security”).

    Notification of the conclusion of the Second Amendment to the Facility Letter, together with the full text of the Second Amendment to the Facility Letter and related agreements has been filed with the Securities and Exchange Commission (the “SEC”) and is available on the SEC Edgar website: www.sec.gov.

Shareholders are further advised that in terms of the provisions of section 45(5)(a) of the Companies Act 71 of 2008 (the “Act”) and pursuant to the special resolution passed at the annual general meeting of the Company held on September 7, 2022 authorizing the board of directors (the “Board”) to provide direct or indirect financial assistance to related and inter-related parties, notification is hereby given that the Board has adopted a resolution in terms of section 45(3)(b) of the Act authorizing the Company to provide the Security in respect of the CFC Overdraft Facility, which constitutes financial assistance in terms of section 45 of the Act and which financial assistance exceeds one tenth of one percent of the Company’s net worth.

In accordance with section 45 of the Act, the Board is satisfied and acknowledges that:
(i)    immediately after providing such financial assistance, MiX Telematics would have satisfied the solvency and liquidity test as provided for in section 4 of the Act, and
(ii)    the terms under which such financial assistance has been given are fair and reasonable to MiX Telematics.

November 21, 2022

Sponsor